       Student Loan Finance Corporation
       Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

       Education Loans Incorporated - 1999-1 Indenture
       Student Loan Asset-Backed Notes, Series 1999-1 and 2000-1
       Report for the Month Ended December 31, 2000

I.     Noteholder Information
       ----------------------

A.     Identification of Notes
       -----------------------

       Series       Description                                                          Cusip #         Due Date
       ------------------------------------------------------------------------------------------------------------------
       1999-1A      Senior Auction Rate Notes............................................280907AP1.......December 1, 2035
       1999-1B      Senior Auction Rate Notes............................................280907AQ9.......December 1, 2035
       1999-1C      Subordinate Auction Rate Notes.......................................280907AR7.......December 1, 2035
       2000-1A      Senior Auction Rate Notes............................................280907AS5.......December 1, 2035
       2000-1B      Senior Auction Rate Notes............................................280907AT3.......December 1, 2035
       2000-1C      Subordinate Auction Rate Notes.......................................280907AU0.......December 1, 2035

B.     Notification of Redemption Call of Notes
       ----------------------------------------

       Series 1999-1:
         None
       Series 2000-1:
         None

C.     Principal Outstanding - December, 2000
       --------------------------------------

                                 Principal              Principal      Principal              Principal
                              Outstanding,               Borrowed       Payments           Outstanding,
       Series               Start of Month           During Month   During Month           End of Month
       -------------------------------------------------------------------------------------------------
       Series 1999-1:

         1999-1A           $ 78,000,000.00                                 $0.00        $ 78,000,000.00
         1999-1B             39,000,000.00                                  0.00          39,000,000.00
         1999-1C              9,300,000.00                                  0.00           9,300,000.00
                    ------------------------------------------------------------------------------------
         Total              126,300,000.00                   0.00           0.00         126,300,000.00
                    ------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A                      0.00          54,100,000.00           0.00          54,100,000.00
         2000-1B                      0.00          54,100,000.00           0.00          54,100,000.00
         2000-1C                      0.00          22,000,000.00           0.00          22,000,000.00
                    ------------------------------------------------------------------------------------
         Total                        0.00         130,200,000.00           0.00         130,200,000.00
                    ------------------------------------------------------------------------------------
       Totals              $126,300,000.00        $130,200,000.00          $0.00        $256,500,000.00
                    ====================================================================================

D.     Accrued Interest Outstanding - December, 2000
       ---------------------------------------------

                          Accrued Interest               Interest               Interest       Accrued Interest         Interest
                              Outstanding,                Accrued               Payments           Outstanding,       Rate As Of
       Series               Start of Month           During Month           During Month           End of Month     End Of Month
       -------------------------------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A               $228,106.67          $  458,423.33            $399,186.67          $  287,343.33          6.98000%
         1999-1B                112,666.67             226,525.00             197,166.67             142,025.00          6.90000%
         1999-1C                 27,693.33              54,882.92              48,463.33              34,112.92          6.95000%
                    --------------------------------------------------------------------------------------------
         Total                  368,466.67             739,831.25             644,816.67             463,481.25
                    --------------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A                      0.00             277,938.75                   0.00             277,938.75          6.85000%
         2000-1B                      0.00             277,938.75                   0.00             277,938.75          6.85000%
         2000-1C                      0.00             114,675.00                   0.00             114,675.00          6.95000%
                    --------------------------------------------------------------------------------------------
         Total                        0.00             670,552.50                   0.00             670,552.50
                    --------------------------------------------------------------------------------------------
       Totals                  $368,466.67          $1,410,383.75            $644,816.67          $1,134,033.75
                    ============================================================================================

E.     Net Loan Rates for Next Interest Period
       ---------------------------------------

                           Interest Period
       Series                Starting Date          Net Loan Rate
       -----------------------------------------------------------
       Series 1999-1:
         1999-1A                 07-Feb-01                 10.53%
         1999-1B                 07-Feb-01                 10.59%
         1999-1C                 07-Feb-01                 10.52%
       Series 2000-1:
         2000-1A                 01-Feb-01         Not Applicable
         2000-1B                 08-Feb-01         Not Applicable
         2000-1C                 01-Feb-01         Not Applicable

F.     Noteholders' Carry-Over Amounts - December, 2000
       ------------------------------------------------

                                Carry-Over                                                           Carry-Over
                                  Amounts,              Additions               Payments               Amounts,
       Series               Start of Month           During Month           During Month           End of Month
       ---------------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A                     $0.00                  $0.00                  $0.00                  $0.00
         1999-1B                      0.00                   0.00                   0.00                   0.00
         1999-1C                      0.00                   0.00                   0.00                   0.00
                    --------------------------------------------------------------------------------------------
         Total                        0.00                   0.00                   0.00                   0.00
                    --------------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A                      0.00                   0.00                   0.00                   0.00
         2000-1B                      0.00                   0.00                   0.00                   0.00
         2000-1C                      0.00                   0.00                   0.00                   0.00
                    --------------------------------------------------------------------------------------------
         Total                        0.00                   0.00                   0.00                   0.00
                    --------------------------------------------------------------------------------------------
       Totals                        $0.00                  $0.00                  $0.00                  $0.00
                    ============================================================================================

G.     Noteholders' Accrued Interest on Carry-Over Amounts - December, 2000
       --------------------------------------------------------------------

                                   Accrued               Interest               Interest                Accrued
                                 Interest,                Accrued               Payments              Interest,
       Series               Start of Month           During Month           During Month           End of Month
       ---------------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A                     $0.00                  $0.00                  $0.00                  $0.00
         1999-1B                      0.00                   0.00                   0.00                   0.00
         1999-1C                      0.00                   0.00                   0.00                   0.00
                    --------------------------------------------------------------------------------------------
         Total                        0.00                   0.00                   0.00                   0.00
                    --------------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A                      0.00                   0.00                   0.00                   0.00
         2000-1B                      0.00                   0.00                   0.00                   0.00
         2000-1C                      0.00                   0.00                   0.00                   0.00
                    --------------------------------------------------------------------------------------------
         Total                        0.00                   0.00                   0.00                   0.00
                    --------------------------------------------------------------------------------------------
       Totals                        $0.00                  $0.00                  $0.00                  $0.00
                    ============================================================================================

II.    Fund Information
       ----------------

A.     Reserve Funds - December, 2000
       ------------------------------
                                                                                                        Amount
                                                                                                ---------------
       Balance, Start of Month......................................................              $1,894,500.00
       Additions During Month (From Issuance of Notes)..............................               1,953,000.00
       Less Withdrawals During Month................................................                       0.00
                                                                                                ----------------
       Balance, End of Month........................................................              $3,847,500.00
                                                                                                ================
B.     Capitalized Interest Accounts - December, 2000
       ----------------------------------------------
                                                                                                         Amount
                                                                                                ----------------
       Balance, Start of Month......................................................              $4,554,040.99
       Additions During Month (From Issuance of Notes)..............................                 232,000.00
       Less Withdrawals During Month................................................                       0.00
                                                                                                ----------------
       Balance, End of Month........................................................              $4,786,040.99
                                                                                                ================

C.     Acquisition Accounts - December, 2000
       -------------------------------------


                                                                                                         Amount
                                                                                                ---------------
       Balance, Start of Month........................................................          $          0.00
       Additions During Month.........................................................           127,065,030.00
       Less Withdrawals for Initial Purchase of Eligible Loans:
         Principal Acquired...........................................................           (94,708,675.81)
         Accrued Income...............................................................            (2,725,047.39)
         Premiums and Related Acquisition Costs.......................................              (575,030.00)
       Less Withdrawals for Eligible Loans:
         Principal Acquired...........................................................            (8,784,596.64)
         Premiums and Related Acquisition Costs.......................................               (66,025.87)
                                                                                                ---------------
       Balance, End of Month..........................................................          $ 20,205,654.29
                                                                                                ===============
D.     Alternative Loan Guarantee Accounts - December, 2000
       ----------------------------------------------------
                                                                                                         Amount
                                                                                                ---------------
       Balance, Start of Month........................................................            $1,263,655.89
       Additions During Month (Initial Purchase of Student Loans).....................               537,541.64
       Guarantee Fees Received (Refunded) During Month................................               149,204.68
       Interest Received During Month.................................................                 6,392.69
       Other Additions During Month...................................................                 1,047.60
       Less Withdrawals During Month for Default Payments.............................               (80,346.34)
                                                                                                ---------------
       Balance, End of Month..........................................................            $1,877,496.16
                                                                                                ===============

III.   Student Loan Information
       ------------------------

A.     Student Loan Principal Outstanding - December, 2000
       ---------------------------------------------------
                                                                                                         Amount
                                                                                                ---------------
       Balance, Start of Month........................................................          $111,461,366.18
       Initial Purchase of Eligible Loans.............................................            94,708,675.81
       Loans Purchased / Originated...................................................             8,784,596.64
       Capitalized Interest...........................................................               384,638.78
       Less Principal Payments Received...............................................            (2,406,713.56)
       Less Defaulted Alternative Loans Transferred...................................               (75,501.93)
       Other Increases (Decreases)....................................................                (6,730.03)
                                                                                                ---------------
       Balance, End of Month..........................................................          $212,850,331.89
                                                                                                ===============

B.     Composition of Student Loan Portfolio as of December 31, 2000
       -------------------------------------------------------------

                                                                                                         Amount
                                                                                                ---------------
       Aggregate Outstanding Principal Balance.......................................           $212,850,331.89
       Number of Borrowers...........................................................                    32,310
       Average Outstanding Principal Balance Per Borrower............................           $         6,588
       Number of Loans (Promissory Notes)............................................                    63,418
       Average Outstanding Principal Balance Per Loan................................           $         3,356
       Weighted Average Interest Rate................................................                      8.39%

C.     Distribution of Student Loan Portfolio by Loan Type as of December 31, 2000
       ---------------------------------------------------------------------------

                                                                             Outstanding
                                                                               Principal
       Loan Type                                                                 Balance                Percent
       ---------------------------------------------------------------------------------------------------------
       Stafford - Subsidized....................................         $ 89,799,964.64                  42.2%
       Stafford - Unsubsidized..................................           51,923,570.71                  24.4%
       PLUS.....................................................           16,313,844.95                   7.7%
       SLS......................................................              119,075.95                   0.1%
       Consolidation............................................           11,162,416.25                   5.2%
       Alternative..............................................           43,531,459.39                  20.5%
                                                                         -------------------------------------
       Total....................................................         $212,850,331.89                 100.0%
                                                                         =====================================

D.     Distribution of Student Loan Portfolio by Interest Rate as of December 31, 2000
       -------------------------------------------------------------------------------

                                                                             Outstanding
                                                                               Principal
       Interest Rate                                                             Balance                Percent
       ---------------------------------------------------------------------------------------------------------
       Less Than 7.00%........................................           $    497,142.78                   0.2%
       7.00% to 7.49%.........................................              1,685,576.96                   0.8%
       7.50% to 7.99%.........................................             44,011,575.34                  20.7%
       8.00% to 8.49%.........................................            105,856,948.28                  49.7%
       8.50% to 8.99%.........................................             36,987,318.83                  17.4%
       9.00% to 9.49%.........................................              1,445,160.63                   0.7%
       9.50% or Greater.......................................             22,366,609.07                  10.5%
                                                                         -------------------------------------
       Total..................................................           $212,850,331.89                 100.0%
                                                                         =====================================

E.     Distribution of Student Loan Portfolio by Borrower Payment Status as of December 31, 2000
       -----------------------------------------------------------------------------------------

                                                                             Outstanding
                                                                               Principal
       Borrower Payment Status                                                   Balance                Percent
       ---------------------------------------------------------------------------------------------------------
       School..................................................          $ 55,725,727.73                  26.2%
       Grace...................................................             9,277,968.06                   4.4%
       Repayment...............................................           122,820,091.87                  57.7%
       Deferment...............................................            17,497,642.88                   8.2%
       Forbearance.............................................             7,528,901.35                   3.5%
                                                                         -------------------------------------
       Total...................................................          $212,850,331.89                 100.0%
                                                                         =====================================

F.     Distribution of Student Loan Portfolio by Delinquency Status as of December 31, 2000
       ------------------------------------------------------------------------------------

                                                                         Percent by Outstanding Balance
                                                                  ----------------------------------------------
                                                      Outstanding              Excluding
                                                        Principal           School/Grace           All Loans in
       Delinquency Status                                 Balance           Status Loans              Portfolio
       ---------------------------------------------------------------------------------------------------------
       31 to 60 Days......................         $ 4,635,828.88                   3.1%                   2.2%
       61 to 90 Days......................           1,953,102.09                   1.3%                   0.9%
       91 to 120 Days.....................           1,437,125.07                   1.0%                   0.7%
       121 to 180 Days....................           2,370,928.24                   1.6%                   1.1%
       181 to 270 Days....................           1,724,715.80                   1.2%                   0.8%
       Over 270 Days......................             773,262.56                   0.5%                   0.4%
       Claims Filed, Not Yet Paid.........             586,116.55                   0.4%                   0.3%
                                                   -----------------------------------------------------------
       Total..............................         $13,481,079.19                   9.1%                   6.3%
                                                   ===========================================================

G.     Distribution of Student Loan Portfolio by Guarantee Status as of December 31, 2000
       ----------------------------------------------------------------------------------

                                                                             Outstanding
                                                                               Principal
       Guarantee Status                                                          Balance                Percent
       ---------------------------------------------------------------------------------------------------------
       FFELP Loan Guaranteed 100%...............................         $    708,073.69                   0.3%
       FFELP Loan Guaranteed 98%................................          168,610,798.81                  79.2%
       Alternative Loans Non-Guaranteed.........................           43,531,459.39                  20.5%
                                                                         -------------------------------------
       Total....................................................         $212,850,331.89                 100.0%
                                                                         =====================================

H.     Distribution of Student Loan Portfolio by Guarantee Agency as of December
       -------------------------------------------------------------------------
       31, 2000
       --------

                                                                             Outstanding
                                                                               Principal
       Guarantee Agency                                                          Balance                Percent
       ---------------------------------------------------------------------------------------------------------
       Education Assistance Corporation........................          $ 98,777,949.23                  46.4%
       Great Lakes Higher Education Corporation................            18,166,589.79                   8.5%
       California Student Aid Commission.......................            20,515,147.25                   9.6%
       Student Loans of North Dakota...........................             5,872,445.34                   2.8%
       Texas GSLC..............................................             5,756,438.52                   2.7%
       Pennsylvania Higher Education Assistance
        Agency.................................................             8,323,633.94                   3.9%
       United Student Aid Funds, Inc...........................            10,024,162.86                   4.7%
       Other Guarantee Agencies................................             1,882,505.57                   0.9%
       Alternative Loans Non-Guaranteed........................            43,531,459.39                  20.5%
                                                                    --------------------------------------------
       Total...................................................          $212,850,331.89                 100.0%
                                                                    ============================================

I.     Fees and Expenses Accrued For / Through December, 2000
       -------------------------------------------------------

                                                                     For The 12
                                                                   Months Ended
                                              December, 2000      Dec. 31, 2000
                                             -----------------------------------
       Servicing Fees....................        $175,517.04      $1,193,572.59
       Indenture Trustee Fees............           2,631.28          31,575.22
       Broker / Dealer Fees..............          27,189.58         286,806.23
       Auction Agent Fees................           4,128.17          27,634.02
       Other Permitted Expenses..........               0.00             210.00
                                             -----------------------------------
       Total.............................        $209,466.07      $1,539,798.06
                                             ===================================

J.     Ratio of Assets to Liabilities as of December 31, 2000
       ------------------------------------------------------

                                                                         Amount
                                                              ------------------
       Total Indenture Assets.................                  $260,159,637.58
       Total Indenture Liabilities............                   257,904,767.00
                                                              ------------------
       Ratio..................................                           100.87%
                                                              ==================